Exhibit 99.1

NexMetals Reports 7.55 Metres of 6.48% CuEq (2.70% Cu, 1.83% Ni) in SMD-26-219, Visual Intercept SMD-26-217 Intersects Three Mineralized Zones and Extends High-Grade Trend to Approximately 1.5 Kilometres

Vancouver, British Columbia, September 23, 2026 – NexMetals Mining Corp. (TSXV: NEXM) (Nasdaq: NEXM) (“NEXM” or the “Company”) is pleased to report assay results from drill hole SMD-26-219 and a new visual intercept from drill hole SMD-26-217, part of its ongoing surface drilling program at the Selebi Main deposit in Botswana (see Figure 1). The results continue to support the Company’s data-driven exploration model and highlights the potential for continued growth of the Selebi Main mineralized system.

SMD-26-219 returned 7.55 metres grading 6.48% CuEq (2.70% Cu and 1.83% Ni), confirming another thick, high-grade massive sulphide intersection along an emerging high-grade trend that has now been defined over approximately 1.5 kilometres (the “High-Grade Trend”).

SMD-26-217 extended the High-Grade Trend by a further 100 metres toward Selebi North and intersected a combined total of 38.65 metres of disseminated to massive sulphide mineralization across three zones. The hole represents the deepest significant intercept of mineralization along the trend and confirmed the Main and Lower Zones, while also, for the first time, intersecting a Third Zone of massive sulphide mineralization approximately 9 metres below the Lower Zone. Together, the three zones represent one of the thickest mineralized intervals encountered during the program to date and provide further evidence that the High-Grade Trend continues laterally through the Flexure Zone toward Selebi North. Assays are pending.

Why This Matters

●	Exceptional grades continue to define the High-Grade Trend. SMD-26-219 returned 7.55 metres grading 6.48% CuEq, building on a series of thick, high-grade intersections and reinforcing the strength and consistency of mineralization across the growing trend.
●	The Trend has been extended toward Selebi North. SMD-26-217 extended the interpreted High-Grade Trend by approximately 100 metres to approximately 1.5 kilometres.
●	Lower Zone is demonstrating increasing continuity at depth. Results from SMD-26-213, which returned 7.45 metres grading 5.69% CuEq (2.52% Cu, 1.54% Ni), and SMD-26-219, together with the visual intercept in SMD-26-217, strengthen the interpretation of a laterally and vertically extensive Lower Zone.
●	The Third Zone introduces a new dimension to the exploration model. Its discovery below the Lower Zone indicates that the system is more complex than previously interpreted and creates an additional target opportunity for potential expansion.
●	Widely spaced step-outs are rapidly building potential tonnage. Continued drilling success beyond the 2024 Mineral Resource Estimate (“2024 MRE”) demonstrates the potential for meaningful resource growth at Selebi Main, both within the upcoming 2026 Mineral Resource Estimate (“2026 MRE”) and beyond its cut-off date.
●	The system remains open and recent BHEM indicates the High-Grade Trend continues. Borehole electromagnetic surveying (“BHEM”) indicates that the High-Grade Trend continues beyond SMD-26-217, supporting further potential laterally and down plunge. Ongoing drilling and geological modelling will test the extent of all three mineralized zones and target additional areas of thick massive sulphide mineralization.

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Next Steps

●	The 2026 Mineral Resource Estimate (“2026 MRE”) remains on track for completion in the third quarter of 2026. Drill holes completed after the resource cut-off date of September 21, including SMD-26-217, will not be included in the 2026 MRE but continue to support the Company’s strategy of expanding the Selebi resource base through ongoing exploration success.
●	The Company has engaged TECT Geological Consulting to develop an integrated three-dimensional geological and structural model for Selebi North and Selebi Main. The model is expected to enhance the Company’s understanding of the geological controls of mineralization across the mining license, support future resource growth and improve drill targeting of thicker, higher-grade zones, and identify potential regional exploration targets.

Sean Whiteford, CEO and Director of the Company, commented: “SMD-26-219 delivered another strong result, with 7.55 metres grading 6.48% CuEq. It is the latest in a series of successful, widely spaced step-out holes that are rapidly defining additional tonnage at Selebi Main and extending this High-Grade Trend to approximately 1.5 kilometres.

SMD-26-217 extended the trend by a further 100 metres and, for the first time in this area, intersected a third zone of massive sulphide mineralization below the Main and Lower Zone. The presence of three distinct mineralized zones highlights both the complexity of the Selebi Main system and the significant potential that remains within the deposit and beyond the areas tested to date. BHEM surveying in SMD-26-217 is complete and results indicate that the lower zone continues to depth.

The 2026 MRE continues to advance, and our Qualified Persons are working diligently to complete it. The additional time has allowed us to incorporate results from SMD-26-219 that we believe will add meaningful tonnage and provide a more complete picture of the growth achieved at Selebi Main. We look forward to sharing the 2026 MRE with the market upon its completion.”

N
sd119 (1992 BCL Hole)
34.20m of 7.21% CuEq
(3.50% Cu, 1.90% Ni)
Underground Workings
SMD-22-006a-W2
6.80m of 4.99% CuEq
(2.35% Cu, 1.28% Ni)
Main Zone
SMD-22-009a
9.35m of 5.77% CuEq
(3.01% Cu, 1.34% Ni)
SMD-25-205
11.05m of 7.31% CuEq
(3.00% Cu, 2.09% Ni)
SMD-22-001
6.90m of 8.33% CuEq
(3.76% Cu, 2.22% Ni)
SMD-26-219
Main Zone
19.50m Mineralized Interval
incl. 1.60m of Massive Sulphides
Lower Zone
7.55m of 6.48% CuEq
(2.70% Cu, 1.83% Ni)
Incl. 6.60m of 6.17% CuEq
(2.01% Cu, 2.02% Ni)
Incl. 2.60m of 6.14% CuEq
(1.81% Cu, 2.10% Ni)
And 3.50m of 7.02% CuEq
(2.43% Cu, 2.23% Ni)
Lower Zone
SMD-26-212-W1
Main Zone
11.15m of 7.65% CuEq
(3.09% Cu, 2.21% Ni)
Lower Zone
13.45m of 2.14% CuEq
(0.93% Cu, 0.59% Ni)
OPEN
500m
~1.5km Thick, High-Grade Trend of Massive Sulphides
Flexure Zone
700m x 700m Super Conductor BHEM Plate
sd144x *NSA
*NSA = No Significant Assays
SMD-26-209
10.40m of 6.82% CuEq
(3.09% Cu, 1.83% Ni)
Drilling / Assays
Released Visuals
2025-2026 Drilling
2022 Drilling
Historic Drilling Extended
Historic Drilling
NI-43-101 Resources (2024 MRE)
Selebi Main Inferred
Geophysical Models
Modeled Conductive Mineralization
SMD-26-217
Main Zone
20.85m Mineralized Interval
incl. 0.80m of Massive Sulphides
Lower Zone
6.60m Mineralized Interval
Third Zone
6.60m Mineralized Interval
incl. 4.30m of Massive Sulphides
OPEN
SMD-26-213
Main Zone
2.80m of 3.76% CuEq
(0.49% Cu, 1.59% Ni)
incl. 1.65m of 5.49% CuEq
(0.74% Cu, 2.31% Ni)
Lower Zone
22.90m of 3.02% CuEq
(1.35% Cu, 0.81% Ni)
incl. 7.45m of 5.69% CuEq
(2.52% Cu, 1.54% Ni)
0 250 500 m
Plunge +50
Azimuth 030

Figure 1: Inclined long section of Selebi Main highlighting the location of drill holes SMD-26-219 and SMD-26-217 relative to the 2024 MRE. The 2024 Inferred Resource reference in Figure 1 is presented in accordance with NI 43-101, which may not be identical to Inferred Mineral Resource references under SEC Regulation SK-1300.

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LOWER ZONE 5.00m of massive sulphides

THIRD ZONE 4.30m of massive sulphides

Figure 2: SMD-26-217 Core photos. Complete core photographs for the hole are available on the Company’s website.

Detailed Drilling and BHEM Information

SMD-26-219, completed to 1956.8 metres, was planned as a step-out hole in the direction of Selebi North and tested the down-plunge extension of the interpreted trend of thick high grade massive sulphide mineralization. The hole intercepted Main Zone mineralization between 1858.50 to 1878.00 metres. The 19.50-metre-wide zone was dominated by disseminated sulphides including a total of 2.15 metres of massive sulphide in two narrow intervals. The drillhole intercepted the Lower Zone between 1903.25 and 1916.75 metres. Within this 13.50 metre zone, is a 7.55 metre interval dominated by semi-massive and massive sulphides. Mineralization at SMD-26-219 is very similar to that seen in SMD-26-213 175 metres away (7.45 m of 2.52% Cu, 1.54% Ni, news release July 22, 2026) and in the recently completed SMD-26-217 step out hole located 100 metres toward Selebi North

SMD-26-217 was planned to be another down plunge step out hole, testing along the High-Grade Trend. The hole was completed to a final depth of 2050.9 metres. SMD-26-217 drilled three distinct zones of mineralization separated by short intervals of country rock between 1920.30 metres and 2000.90 metres.

●	Main Zone - (1920.30 metres – 1941.15 metres): Spans a total mineralized interval of 20.85 metres. The zone is dominated by 19.90m of weakly mineralised medium to coarse grained amphibolite shist. Two sub-metre intervals, 0.80 meters and 0.15 meters, of massive sulphide occur in the middle of the zone.

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●	Lower Zone - (1974.75 metres – 1981.35 metres): Intersected a combined total of 5.00 metres of massive sulphides and 1.60 metres of disseminated sulphides, containing abundant pyrrhotite, chalcopyrite, and magnetite crystals.

●	Third Zone - (1994.30 metres – 2000.90 metres): At 8.65 metres below the Lower Zone the drill discovered a new mineralized horizon, featuring 2.30 metres of disseminated to semi-massive mineralized amphibolite directly underlain by 4.30 metres of massive sulphide comprised of pyrrhotite and chalcopyrite.

SMD-26-217 has not only extended the footprint of mineralisation by 100 metres, but it has also showed the mineralization thickening down plunge. The third zone discovery shows that the Selebi Main deposit continues to dramatically change with each new drill hole highlighting the potential in the flexure zone between Selebi Main and Selebi North (Figure 2).

N
Underground Workings
Selebi North 2024 MRE
Indicated: 3.0 Mt @ 2.92% CuEq
Inferred: 5.83 Mt @ 3.11% CuEq
OPEN
~1.5km Thick, High-Grade Trend of Massive Sulphides
Selebi Main 2024 MRE
Inferred: 18.9 Mt @ 3.51% CuEq
OPEN
0
1
2 km
Azimuth 30
Drilling
Recent Release
2025-2026 Drilling
NI-43-101 Resources (2024 MRE)
Selebi Mine Indicated
Selebi Mine Inferred
Geophysical Models
Modeled Conductive Mineralization

Figure 2: Inclined long section of Selebi Main and Selebi North Deposits highlighting the location of drill holes released in this news release, and 2025-2026 drilling to the 2024 MRE and the expansion of the Flexure Zone. The 2024 Indicated and Inferred Mineral Resources referenced in Figure 2 is presented in accordance with NI 43-101, which may not be identical to Inferred Mineral Resource references under SEC Regulation SK-1300.

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Table 1: 2026 Surface Drilling Results

Hole-ID	From (m)	To (m)	Length (m)	Est. True Thickness[1]	Cu (%)	Ni (%)	Co (%)[2]	Zone	CuEq (%)[3]
SMD-26-219	1858.50	1878.00	19.50	18.8	0.47	0.49	0.02	Main Zone	1.48
including	1861.20	1868.00	6.80	6.55	0.67	0.89	0.04	Main Zone	2.51
*including	1681.20	1862.80	1.60	1.55	1.53	2.51	0.11	Main Zone	6.70
*and	1864.20	1864.75	0.55	0.53	0.06	2.57	0.10	Main Zone	5.36
SMD-26-219	1903.25	1916.75	13.50	13.30	1.69	1.22	0.05	Lower Zone	4.21
including	1909.20	1916.75	7.55	7.45	2.70	1.83	0.09	Lower Zone	6.48
*including	1910.15	1916.75	6.60	6.50	2.01	2.02	0.09	Lower Zone	6.17
*including	1910.15	1912.75	2.60	2.55	1.81	2.10	0.10	Lower Zone	6.14
*and	1913.25	1916.75	3.50	3.45	2.43	2.23	0.10	Lower Zone	7.02
SMD-26-217	1920.30	1941.15	20.85	20.55	Ap4	Ap4	Ap4	Main Zone	Ap4
including	1931.85	1932.65	0.80	0.79	Ap4	Ap4	Ap4	Main Zone	Ap4
SMD-26-217	1974.75	1981.35	6.60	6.40	Ap4	Ap4	Ap4	Lower Zone	Ap4
including	1974.25	1979.00	4.25	4.17	Ap4	Ap4	Ap4	Lower Zone	Ap4
and	1980.35	1981.35	1.00	0.98	Ap4	Ap4	Ap4	Lower Zone	Ap4
SMD-26-217	1994.30	2000.90	6.60	6.40	Ap4	Ap4	Ap4	Third Zone	Ap4
including	1996.60	2000.90	4.30	4.17	Ap4	Ap4	Ap4	Third Zone	Ap4

1Length refers to drillhole length and not true width. True widths are estimated where density of drilling is sufficient for an estimation. Some true widths cannot be estimated due to insufficient drill density.

2Co is not included in the MRE as cobalt analyses are not consistently available throughout the deposit.

3CuEq was calculated using the formula CuEq=Cu+2.06*Ni assuming long-term prices of US$10.50/lb Ni and US$4.75/lb Cu, and nickel and copper recoveries of 72.0% and 92.4%, respectively, derived from metallurgical studies which consider a conceptual bulk concentrate scenario.

4Assays pending

Table 2: Surface Drilling Collar Information

HOLE ID	UTM East	UTM North	Elevation	Dip	True North Azimuth	Hole Length (m)	Comment
SMD-26-219	582,670.0	7,564,013.4	916.2	-75.1	111.0	1956.8	Approximate collar position
SMD-26-217	582,547.6	7,564,008.4	919.3	-74	93	2050.9	Surveyed collar

Qualified Person

All scientific and technical information in this news release has been reviewed and approved by Sharon Taylor, V.P. Exploration of the Company, MSc, P.Geo, and a “qualified person” for the purposes of National Instrument 43-101 and Subpart 1300 of Regulation S-K.

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Quality Control and Data Verification

The program is being executed using three company-owned underground Zinex U5 drills which were converted into surface A5 drills, and two Marcotte HTM2500 drills purchased by the Company capable of drilling to depths of 2,550 metres (NQ core).

Drill core samples are either NQ (47.75 mm diameter) or BQ (36.40 mm diameter). All samples are ½ core samples cut by a diamond saw on site and the remaining half of the core is retained for reference purposes. Samples are generally 1.0 to 1.5 metre intervals or less at the discretion of the site geologists. Sample preparation and lab analysis was completed at ALS Geochemistry in Johannesburg, South Africa. Commercially prepared Blank samples and certified Cu/Ni sulphide analytical control standards with a range of grades are inserted in every batch of 20 samples or a minimum of one set per sample batch. Analyses for Ni, Cu and Co are completed using a peroxide fusion preparation and ICP-AES finish (ME-ICP81). Analyses for Pt, Pd, and Au are by fire assay (30 grams nominal sample weight) with an ICP-AES finish (PGM-ICP23).

Holes are numbered as follows: SMD (Selebi Main Deposit) + year + hole number starting at 201.

The Qualified Person has verified the data through contribution to the core handling and sampling procedures, visits to the drill and core processing facilities, monitoring of core logging results and sample selection, review of core assay and QAQC results.

BHEM Surveys

The BHEM surveys at Selebi utilize the Crone PEM system operated by local Botswana staff. Survey data is collected using a 3-component fluxgate probe collecting full waveform data. Surveys have been collected using timebases between 50 and 1000ms (0.25 Hz to 5 Hz). The data has been processed to a calculated residual step response to better quantify the conductive sources. This added processing has proven to be highly valuable because of the size of the highly conductive mineralized system.

Technical Report

The 2024 MRE on the Selebi Mines is supported by the technical report entitled “Technical Report, Selebi Mines, Central District, Republic of Botswana” dated September 20, 2024 (with an effective date of June 30, 2024) (the “Selebi Technical Report”), and the technical report summary entitled “S-K 1300 Technical Report Summary Selebi Mines, Central District, Republic of Botswana, Premium Resources Ltd.” dated December 17, 2024 (with an effective date of June 30, 2024) (the “Selebi Technical Report Summary”), each prepared by SLR Consulting (Canada) Ltd. for NEXM. Reference should be made to the full text of the Selebi Technical Report, which was prepared in accordance with NI 43-101 and is available on SEDAR+ (www.sedarplus.ca) and the Selebi Technical Report Summary, which was prepared in accordance with Subpart 1300 of Regulation S-K and is available in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the U.S. Securities and Exchange Commission on EDGAR (www.sec.gov), in each case, under NEXM’s issuer profile.

About NexMetals Mining Corp.

NexMetals Mining Corp. is a TSX.V and NASDAQ listed mineral exploration and development company focused on redeveloping the past-producing Selebi and Selkirk copper-nickel-cobalt-platinum group element mines in Botswana. NexMetals has confirmed the scale of mineralization is larger than historical estimates, supported by NI 43-101- and Regulation S-K 1300-compliant resource estimates, with ongoing down-hole geophysics, drilling, and metallurgical programs aimed at expanding resources and supporting future economic studies. The Company is led by an experienced management and technical team with a proven track record in global mineral projects, emphasizing disciplined execution, transparent governance, and long-term stakeholder value creation.

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For further information about NexMetals Mining Corp., please contact:

Sean Whiteford

CEO

info@nexmetalsmining.com

1-866-794-NEXM (6396)

Neither the TSX Venture Exchange and its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) nor the Nasdaq Stock Market LLC accepts responsibility for the adequacy or accuracy of this news release. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

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Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the United States federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities legislation (collectively, “forward-looking information”) based on expectations, estimates and projections as at the date of this news release. Forward-looking information involves risks, uncertainties and other factors that could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information. For the purposes of this release, forward looking information includes, but is not limited to, the implementation of the objectives, goals and future plans of the Company, including the expansion potential of the Selebi Main system and the scale and continuity thereof; the expansion potential within the Flexure Zone and the Company’s interpretation that the Flexure Zone has significant potential for resource growth beyond the 2024 MRE; the receipt of pending assay results and the timing and results thereof; the Company’s belief that the combination of massive, semi-massive and disseminated sulphides indicates a strong sulphide system with potential for scale, particularly when integrated with ongoing BHEM targeting; the expected timing of completion of the 2026 MRE; the Company’s belief in the benefits of its data-driven exploration approach; the anticipated benefits of TECT Geological Consulting’s model, including enhancement of the Company’s understanding of the geological controls of mineralization across the mining license, support for future resource growth and improvement of drill targeting of thicker, higher-grade zones, and the identification of potential regional exploration targets; the Company’s belief that recent step-out drilling will add meaningful tonnage to the 2026 MRE and provide a more complete picture of the growth achieved at Selebi Main; the planned completion and use of BHEM surveying around SMD-26-217 to further test the lateral and down-plunge extent of Selebi Main; the identification of the Third Zone as an additional target for follow-up drilling and the potential for its lateral and down-plunge expansion; the Company’s plans for ongoing drilling, geological modelling and BHEM to evaluate the extent of all three mineralized zones and identify further areas of thick massive sulphide mineralization; the High-Grade Trend extending to approximately 1.5 kilometres and the Company’s plans to test its continued extent through ongoing drilling and BHEM targeting; the expectation that the Selebi Main system has continued to grow beyond the resource currently being modelled in the 2026 MRE; and future resource modelling and potential mine planning. These forward-looking statements, by their nature, require the Company to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ materially from such forward-looking information include, but are not limited to, capital and operating costs varying significantly from estimates; the preliminary nature of drilling and metallurgical test results; the ability of exploration results to predict mineralization; the ability of the Company to implement its drilling, geoscience and metallurgical work on its properties and work plans generally; prefeasibility or the feasibility of mine production; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; uncertainties relating to the availability and costs of financing needed in the future; changes in equity markets; inflation; fluctuations in commodity prices; delays in the development of projects; the other risks involved in the mineral exploration and development industry; and those risks set out in the Company’s filings with the SEC on EDGAR (www.sec.gov) and public disclosure record on SEDAR+ (www.sedarplus.ca), in each case, under NEXM’s issuer profile. Although the Company believes that the assumptions and factors used in preparing the forward-looking information in this news release are reasonable, undue reliance should not be placed on such information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law.

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